FINANCIAL INVESTORS TRUST

Emerald Finance and Banking Innovation Fund

(the “Fund”)

SUPPLEMENT DATED JULY 24, 2026, TO THE

SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2025, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”) approved the reorganization of the Emerald Finance and Banking Innovation Fund, a series of the Trust (the “Fund”), into a series of The RBB Fund, Inc., pursuant to an Agreement and Plan of Reorganization.

The approval of the Fund’s reorganization was contingent upon approval by a majority of the outstanding voting securities of the Fund, which approvals were sought through a proxy solicitation conducted during 2025 and 2026.

As of July 2, 2026, the required shareholder approval had not been obtained. The Trust and RBB Fund Inc. have mutually agreed, based on the unlikelihood that the requisite shareholder approvals would be received, that the Agreement and Plan of Reorganization is terminated, effective immediately.

As a result of the termination of the Agreement and Plan of Reorganization, the Fund will no longer solicit proxies or seek shareholder approval in connection with the proposed reorganization. The Fund will continue to operate as a series of the Trust.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE